UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In re World Wrestling Entertainment, Inc. Stockholders Litigation, C.A. No. 2023-0028-JTL (Del. Ch.)

On January 10, 2023, a stockholder of World Wrestling Entertainment, Inc. (the “Company”), Scott A. Fellows, filed a direct class action against Vincent McMahon in the matter styled Fellows v. McMahon, C.A. No. 2023-0022-JTL (Del. Ch.) in the Delaware Court of Chancery (the “Court”). The lawsuit alleged that McMahon breached his fiduciary duties and violated Section 141(a) of the General Corporation Law of the State of Delaware and the Company’s certificate of incorporation by executing a written consent in January 2023 to amend certain Company bylaws to allegedly restrict the power of the Company’s board of directors. On January 12, 2023, another Company stockholder, Police & Fire Retirement System of the City of Detroit, filed a direct class action against McMahon and named the Company as a nominal defendant, which made substantially the same allegations as in the Fellows action. These two actions were subsequently consolidated.

Following discussions among counsel for the plaintiffs and McMahon, McMahon agreed to repeal the challenged January 2023 bylaw amendments by written consent, which McMahon executed on January 16, 2023. On January 23, 2023, the plaintiffs filed a motion that, among other things, sought dismissal of the consolidated action as moot, with the Court reserving jurisdiction solely for consideration of an application for attorneys’ fees and expenses. The Court granted that motion on January 25, 2023.

In lieu of an application for attorneys’ fees and expenses and after engaging in arms’-length negotiations, McMahon agreed to make a payment to plaintiffs’ counsel in the amount of $1,650,000 in attorneys’ fees (inclusive of expenses). The Court has not been asked to review, and will pass no judgment on, the payment of a fee or its reasonableness.

Within three business days after this Current Report on Form 8-K (“Form 8-K”) has been filed with the Securities and Exchange Commission, the Company will file an affidavit with the Court certifying that the Form 8-K has been filed and, after the affidavit has been filed, the consolidated action will be closed for all purposes and the Court will no longer retain jurisdiction over it.

Plaintiffs are represented by Ned Weinberger and Mark Richardson, of Labaton Sucharow LLP, 222 Delaware Avenue, Suite 1510, Wilmington, Delaware 19801, (302) 573-2540 and Joel Friedlander, Christopher Foulds, and David Hahn of Friedlander & Gorris, P.A., 1201 Wilmington, Delaware 19801, (302) 573-3500, McMahon is represented by Michael Pittenger, T. Brad Davey, and Eric Nascone of Potter Anderson & Corroon LLP, 1313 N. Market Street, Wilmington DE 19801, (302) 984-6000, and the Company is represented by Daniel Kramer, Richard Tarlowe, and Gregory Laufer of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064, (212) 373-3000 and Matthew Stachel of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 500 Delaware Avenue, Suite 200, P.O. Box Wilmington, Delaware 19899-0032, (302) 655-4410.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated: May 12, 2023	By:	/s/ Frank A. Riddick III
Frank A. Riddick III
President and Chief Financial Officer